Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,889.31
Total Transaction Valuation	31,935,395.93
Total Offset Amount	0.00
Net Fee	$ 4,889.31